Realized Gain on Sale of Digital Assets	12 Months Ended
Dec. 31, 2023
Realized Gain on Sale of Digital Assets [Abstract]
REALIZED GAIN ON SALE OF DIGITAL ASSETS
13.	REALIZED GAIN ON SALE OF DIGITAL ASSETS

The Company accumulates Bitcoin mined through its self-mining operation and exchange Bitcoin for fiat currencies at establish cryptocurrency exchanges, such as Coinbase, to satisfy its working capital needs from time to time The Company also receives other digital assets, such as Bitcoin, ETH, BCH and USDT, as payments for its cloud mining service and hosting services. Digital assets that are received as service payments would be converted into USDT and then US dollars. The difference between the carrying amount of the sold digital asset and the fair value of the received digital asset in exchange or fiat currency is recognized as either gain or loss on sales of digital assets during the year.